Exhibit 10.14
CEO

FORM OF
McKESSON CORPORATION
STATEMENT OF TERMS AND CONDITIONS
APPLICABLE TO AWARDS MADE TO
THE CHIEF EXECUTIVE OFFICER
PURSUANT TO THE LONG-TERM INCENTIVE PLAN

The following terms and conditions shall apply to awards made under the McKesson Corporation Long-Term Incentive Plan on or after May 24, 2016 to a key executive of the Company (the “Participant”). Capitalized terms used herein are defined in Section 7.

1. Committee Action.

The Target Award is the amount specified by the Committee at the time of making the award. Notwithstanding any provision of the Plan to the contrary, no amount shall be payable with respect to a Performance Period unless the Committee certifies that it is satisfied that the requirements (performance or otherwise) associated with such payment have been fully met.

2. Performance Measures.

Any payment pursuant to the Target Award shall be contingent upon the Company’s performance during the Performance Period. The final amount to be paid pursuant to the Target Award shall be calculated by determining the percentage, determined with reference to the Performance Chart (with interpolation), and then applying the result to the Target Award (such finally determined amount, the “Actual Award”). The Target Award and the Actual Award may be referred to herein cumulatively as the “Awards.”

The Committee reserves the right to reduce the individual payments determined according to the above formula.

Payment of the Actual Award, if any, shall be made in a lump sum as soon as reasonably practicable following the end of the Performance Period and the Committee’s certification as set forth in Section 1, subject to forfeiture as provided in Section 3 below or acceleration as provided in Section 4 below; provided, however, that the Actual Award shall not be paid later than following the end of the calendar year in which the Performance Period ends, unless as otherwise provided below.

1

CEO

3. Effect of a Termination of Employment. Except as provided in Section 4, the following provisions shall apply in the event of the termination of a Participant’s employment with the Company.

(a)	Termination of Employment Prior to Payment of the Actual Award – General Rule

Except as provided in Sections 3(b), 3(c) and 3(d), if the Participant ceases to be a bona fide employee of the Company prior to payment of the Actual Award for any reason, the Participant’s interest in the associated Awards shall be forfeited in its entirety and no amount shall be payable to the Participant with respect to service during the Performance Period.

(b)	Termination of Employment by Reason of Death or Long-Term Disability On or After Completion of One Half of the Performance Period

If the Participant ceases to be a bona fide employee of the Company on or after completion of one half of the Performance Period of a Target Award due to death or Long-Term Disability, the Participant (or the Participant’s Beneficiary, if payment is made on account of the death of the Participant) shall be entitled to receive the following as soon as reasonably practicable after the end of the Performance Period, but prior to the end of the calendar year in which the Performance Period ends:

The pro-rata portion of the Actual Award adjusted by the actual service during the Performance Period; provided, the fraction representing the pro-rata amount shall be applied to the Actual Award, which is based on the actual performance during the Performance Period, and not the Target Award.

(c)	Termination of Employment by Reason of Retirement On or After Completion of the First Year of the Performance Period

If the Participant ceases to be a bona fide employee of the Company on or after completion of the first year of the Performance Period of a Target Award due to Retirement, the Participant shall be entitled to receive the Actual Award associated with such Target Award as soon as reasonably practicable after the end of the Performance Period, but prior to the end of the calendar year in which the Performance Period ends.

2

CEO

(d)	Termination of Employment by Reason of Severance

If the Participant ceases to be a bona fide employee of the Company due to Severance, and the Participant’s termination date with the Company is within six months prior to the end of the Performance Period of a Target Award, then the Participant shall be entitled to receive the Actual Award associated with such Target Award as soon as reasonably practicable after the end of the Performance Period, but prior to the end of the calendar year in which the Performance Period ends.

4. Effect of Change in Control.

In the event of the occurrence of a Change in Control prior to the termination of the Participant’s employment with the Company, the Actual Award will be calculated and replaced with an award of restricted cash with a dollar amount equal to the dollar amount of the Actual Award assuming attainment of target performance or actual performance achieved, if greater, as of the Change in Control and with the restrictions on such restricted cash award lapsing at the end of the Performance Period applicable to the Target Award without regard to the Change in Control. In the event that the Participant’s employment is terminated by the Company without Cause or for Retirement, death or Long Term Disability or by the Participant for Good Reason during the vesting period of the restricted cash award, such restricted cash award shall immediately vest and be paid out as follows:

The Participant shall receive a cash payment determined based on the Performance Chart measured through the last full fiscal year completed prior to the employment termination date, and paid as soon as practicable following the employment termination date, but in no event later than the date that is the later of (i) the end of the calendar year or (ii) two and one-half months after, such employment termination date.

3

CEO

5. Section 409A.

It is the Company’s intent that the Awards under the Plan do not constitute deferred compensation subject to section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”); however, to the extent any amount payable under the Plan, when considered together with any other payments or benefits which may be considered deferred compensation subject to Section 409A (as determined by the Company in its reasonable judgment), would result in the imposition of additional tax under Section 409A if paid on or within six months following such termination of employment, such amount shall instead be paid on the date that follows the date of such termination of employment by six months or such longer time as required to avoid tax liabilities under Section 409A. For purposes of this Statement of Terms and Conditions, “termination of employment” and similar iterations, shall have the same meaning as “Separation from Service” as defined in DCAP III.

6. Employment Agreement.

Notwithstanding the foregoing, no provision in this document herein shall adversely affect any provision in the employment agreement by and between the Participant and the Company, if any, in effect at the time when payments are made under the Plan.

7. Definitions.

When capitalized in the text of this Statement of Terms and Conditions the following terms shall have the meaning set forth below:

(a)
“Beneficiary” means the person, persons or entity designated by a Participant in accordance with any procedures established by the Committee to receive any amounts distributable under the Plan in the event of the death of the Participant. If no Beneficiary is designated or if no designated Beneficiary is living when a distribution is to be made, then the Beneficiary shall be the Participant’s current lawful spouse if then living or, if not, the Participant’s estate. A Participant may change or revoke a previous designation of a Beneficiary at any time.

(b)
“Cause” means termination of the Participant’s employment with the Company upon the Participant’s negligent or willful engagement in misconduct which, in the sole determination of the Chief Executive Officer (“CEO”) (or his designee), is injurious to the Company, its employees, or its customers.

(c)	“Change in Control” shall have the meaning set forth in Section 6 of the Plan.

4

CEO

(d)	“Committee” means the Compensation Committee of the Board of Directors of the Company.

(e)	“Company” means McKesson Corporation, a Delaware corporation, including its subsidiaries and affiliates.

(f)	“DCAP III” means the McKesson Corporation Deferred Compensation Administration Plan III, as amended from time to time.

(g)	“Good Reason” means any of the following actions, if taken without the express written consent of the Participant:

(i)
Any material change by the Company in the CEO’s functions, duties or responsibilities as President and Chief Executive Officer, which change would cause the CEO’s position with the Company to become of less dignity, responsibility, importance, or scope as compared to the position and attributes that applied to the CEO immediately prior to the Change in Control, or an adverse change in the CEO’s title, position or his obligation and right to report directly to the Board;

(ii)
Any reduction in the CEO’s base annual salary, MIP target or Long Term Incentive compensation (LTI) targets, which LTI targets include cash awards with performance periods greater than one year and equity based grants, except for reductions that are equivalent to reductions applicable to executive officers of the Company;

(iii)	Any material failure by the Company to comply with any of the provisions of an award (or of any employment agreement between the parties) subsequent to a Change in Control;

(iv)
The Company’s requiring the CEO to be based at any office or location more than 25 miles from the office at which the CEO is based on the date immediately preceding the Change in Control, except for travel reasonably required in the performance of the CEO’s responsibilities;

(v)	Cancellation of the automatic renewal mechanism set forth in the CEO’s Employment Agreement;

5

CEO

(vi)
If the Board removes the CEO as Chairman at or after a Change in Control (or prior to a Change in Control if at the request of any third party participating in or causing the Change in Control), unless such removal is required by then-applicable law; or

(vii)	A change in the majority of the members of the Board as it was construed immediately prior to the Change in Control;
provided that the Participant (A) has given written notice to the Board as to the details of the basis for such Good Reason within thirty (30) days following the date on which the Participant alleges the condition giving rise to such Good Reason initially occurs and the Company has failed to provide a reasonable cure within thirty (30) business days after its receipt of such notice and (B) Participant’s Separation from Service occurs within ninety (90) days of the time in which the condition giving rise to such Good Reason initially occurs.

(h)
“Long-Term Disability” shall mean a physical or mental condition in respect of which the administrator of the Company’s long-term disability plan has determined that the Participant is eligible to receive income replacement benefits; or, if the Participant is not then a participant in the Company’s long-term disability plan, a physical or mental condition that the administrator of the Company’s long-term disability plan determines would have rendered the Participant eligible to receive income replacement benefits, had the Participant been enrolled in such plan.

(i)	The “Performance Chart” shall be the performance measure(s) and award scale(s), specified by the Committee at the time of making the award.

(j)	“Performance Period” is the period of time, identified by a beginning and end date, specified by the Committee at the time of making the award over which performance is measured.

(k)	“Plan” means the McKesson Corporation Long-Term Incentive Plan, as amended from time to time.

(l)
“Retirement” means termination of employment with the Company (other than due to death, Long-Term Disability or for Cause) at or after age 60 (57, in the case of a participant in the McKesson Corporation 1984 Executive Benefit Retirement Plan) with at least 10 years of service with the Company and designation as a retiree by the Compensation Committee of the Board. For purposes of determining eligibility for Retirement, a

6

CEO

“year of service” means a completed whole year (12 consecutive months); provided that if a Participant who has a termination of employment with the Company by reason of Severance would have attained the aforementioned requirements for Retirement within six months after the Participant’s termination date, then such termination of employment with the Company shall be deemed to be “Retirement.”

(m)
“Severance” means termination of employment with the Company, and qualified for participation in and entitlement to benefits under the McKesson Corporation Severance Pay Plan, in accordance with the terms and conditions of such plan.

(n)	“Target Award” means the amount specified by the Committee payable to a participant for the Performance Period and payable for achievement at 100%.

7

OFFICERS

FORM OF
McKESSON CORPORATION
STATEMENT OF TERMS AND CONDITIONS
APPLICABLE TO AWARDS MADE TO
CERTAIN OFFICERS
PURSUANT TO THE LONG-TERM INCENTIVE PLAN

The following terms and conditions shall apply to awards made under the McKesson Corporation Long-Term Incentive Plan on or after May 24, 2016 to a key executive of the Company (the “Participant”). Capitalized terms used herein are defined in Section 7.

1. Committee Action.

The Target Award is the amount specified by the Committee at the time of making the award. The Committee reserves the right to adjust an individual’s Target Award prior to the date of payment of such award if there is a change in an individual’s duties and/or responsibilities. Notwithstanding any provision of the Plan to the contrary, no amount shall be payable with respect to a Performance Period unless the Committee certifies that it is satisfied that the requirements (performance or otherwise) associated with such payment have been fully met.

2. Performance Measures.

Any payment pursuant to the Target Award shall be contingent upon the Company’s performance during the Performance Period. The final amount to be paid pursuant to the Target Award shall be calculated by determining the percentage, determined with reference to the Performance Chart (with interpolation), and then applying the result to the Target Award (such finally determined amount, the “Actual Award”). The Target Award and the Actual Award may be referred to herein cumulatively as the “Awards.”

The Committee reserves the right to reduce the individual payments determined according to the above formula.

Payment of the Actual Award, if any, shall be made in a lump sum as soon as reasonably practicable following the end of the Performance Period and the Committee’s certification as set forth in Section 1, subject to forfeiture as provided in Section 3 below or acceleration as provided in Section 4 below; provided, however, that the Actual Award shall not be paid later than following the end of the calendar year in which the Performance Period ends, unless as otherwise provided below.

OFFICERS

3. Effect of a Termination of Employment. Except as provided in Section 4, the following provisions shall apply in the event of the termination of a Participant’s employment with the Company.

(a)	Termination of Employment Prior to Payment of the Actual Award – General Rule

Except as provided in Sections 3(b), 3(c) and 3(d), if the Participant ceases to be a bona fide employee of the Company prior to the payment of the Actual Award for any reason, the Participant’s interest in the associated Awards shall be forfeited in its entirety and no amount shall be payable to the Participant with respect to service during the Performance Period.

(b)	Termination of Employment by Reason of Death or Long-Term Disability On or After Completion of One Half of the Performance Period

If the Participant ceases to be a bona fide employee of the Company on or after completion of one half of the Performance Period of a Target Award due to death or Long-Term Disability, the Participant (or the Participant’s Beneficiary, if payment is made on account of the death of the Participant) shall be entitled to receive the following as soon as reasonably practicable after the end of the Performance Period, but prior to the end of the calendar year in which the Performance Period ends:

The pro-rata portion of the Actual Award adjusted by the actual service during the Performance Period; provided, the fraction representing the pro-rata amount shall be applied to the Actual Award, which is based on the actual performance during the Performance Period, and not the Target Award.

(c)	Termination of Employment by Reason of Retirement On or After Completion of the First Year of the Performance Period

If the Participant ceases to be a bona fide employee of the Company on or after completion of the first year of the Performance Period of a Target Award due to Retirement, the Participant shall be entitled to receive the Actual Award associated with such Target Award as soon as reasonably practicable after the end of the Performance Period, but prior to the end of the calendar year in which the Performance Period ends.

OFFICERS

(d)	Termination of Employment by Reason of Severance

If the Participant ceases to be a bona fide employee of the Company due to Severance, and the Participant’s termination date with the Company is within six months prior to the end of the Performance Period of a Target Award, then the Participant shall be entitled to receive the Actual Award associated with such Target Award as soon as reasonably practicable after the end of the Performance Period, but prior to the end of the calendar year in which the Performance Period ends.

4. Effect of Change in Control.

In the event of the occurrence of a Change in Control prior to the termination of the Participant’s employment with the Company, the Actual Award will be calculated and replaced with an award of restricted cash with a dollar amount equal to the dollar amount of the Actual Award assuming attainment of target performance or actual performance achieved, if greater, as of the Change in Control and with the restrictions on such restricted cash award lapsing at the end of the Performance Period applicable to the Target Award without regard to the Change in Control. In the event that the Participant’s employment is terminated by the Company without Cause or for Retirement, death or Long Term Disability or by the Participant for Good Reason during the vesting period of the restricted cash award, such restricted cash award shall immediately vest and be paid out as follows:

The Participant shall receive a cash payment determined based on the Performance Chart measured through the last full fiscal year completed prior to the employment termination date, and paid as soon as practicable following the employment termination date, but in no event later than the date that is the later of (i) the end of the calendar year or (ii) two and one-half months after, such employment termination date.

OFFICERS

5. Section 409A.

It is the Company’s intent that the Awards under the Plan do not constitute deferred compensation subject to section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”); however, to the extent any amount payable under the Plan, when considered together with any other payments or benefits which may be considered deferred compensation subject to Section 409A (as determined by the Company in its reasonable judgment), would result in the imposition of additional tax under Section 409A if paid on or within six months following such termination of employment, such amount shall instead be paid on the date that follows the date of such termination of employment by six months or such longer time as required to avoid tax liabilities under Section 409A. For purposes of this Statement of Terms and Conditions, “termination of employment” and similar iterations, shall have the same meaning as “Separation from Service” as defined in DCAP III.

6. Employment Agreement.

Notwithstanding the foregoing, no provision in this document herein shall adversely affect any provision in the employment agreement by and between the Participant and the Company, if any, in effect at the time when payments are made under the Plan.

7. Definitions.

When capitalized in the text of this Statement of Terms and Conditions the following terms shall have the meaning set forth below:

(a)
“Beneficiary” means the person, persons or entity designated by a Participant in accordance with any procedures established by the Committee to receive any amounts distributable under the Plan in the event of the death of the Participant. If no Beneficiary is designated or if no designated Beneficiary is living when a distribution is to be made, then the Beneficiary shall be the Participant’s current lawful spouse if then living or, if not, the Participant’s estate. A Participant may change or revoke a previous designation of a Beneficiary at any time.

(b)
“Cause” means termination of the Participant’s employment with the Company upon the Participant’s negligent or willful engagement in misconduct which, in the sole determination of the Chief Executive Officer (or his designee), is injurious to the Company, its employees, or its customers.

(c)	“Change in Control” shall have the meaning set forth in Section 6 of the Plan.

OFFICERS

(d)	“Committee” means the Compensation Committee of the Board of Directors of the Company.

(e)	“Company” means McKesson Corporation, a Delaware corporation, including its subsidiaries and affiliates.

(f)	“DCAP III” means the McKesson Corporation Deferred Compensation Administration Plan III, as amended from time to time.

(g)	“Good Reason” means any of the following actions, if taken without the express written consent of the Participant:

(i)
Any material adverse change by the Company in the Participant’s authorities, duties, or responsibilities, which change would cause the Participant’s position with the Company to become of less dignity, responsibility, importance, or scope from the position and attributes that applied to the Participant immediately prior to the Change in Control;

(ii)
Any significant reduction in the Participant’s base salary immediately prior to the Change in Control, other than a reduction effected as part of an across-the-board reduction affecting all Plan participants;

(iii)	Any material failure by the Company to comply with any of the provisions of an award (or of any employment agreement between the parties) subsequent to a Change in Control;

(iv)
The Company’s requiring the Participant to be based at any office or location more than 25 miles from the office at which the Participant is based on the date immediately preceding the Change in Control; or

(v)	Any change in the person to whom the Participant reports, as this relationship existed immediately prior to a Change in Control;
provided that the Participant (A) has given written notice to the Board as to the details of the basis for such Good Reason within thirty (30) days following the date on which the Participant alleges the condition giving rise to such Good Reason initially occurs and the Company has failed to provide a reasonable cure within thirty (30) business days after its receipt

OFFICERS

of such notice and (B) Participant’s Separation from Service occurs within ninety (90) days of the time in which the condition giving rise to such Good Reason initially occurs.

(h)
“Long-Term Disability” shall mean a physical or mental condition in respect of which the administrator of the Company’s long-term disability plan has determined that the Participant is eligible to receive income replacement benefits; or, if the Participant is not then a participant in the Company’s long-term disability plan, a physical or mental condition that the administrator of the Company’s long-term disability plan determines would have rendered the Participant eligible to receive income replacement benefits, had the Participant been enrolled in such plan.

(i)	The “Performance Chart” shall be the performance measure(s) and award scale(s), specified by the Committee at the time of making the award.

(j)	“Performance Period” is the period of time, identified by a beginning and end date, specified by the Committee at the time of making the award over which performance is measured.

(k)	“Plan” means the McKesson Corporation Long-Term Incentive Plan, as amended from time to time.

(l)
“Retirement” means termination of employment with the Company (other than due to death, Long-Term Disability or for Cause) at or after age 60 (57, in the case of a participant in the McKesson Corporation 1984 Executive Benefit Retirement Plan) with at least 10 years of service with the Company and designation as a retiree by the Compensation Committee of the Board. For purposes of determining eligibility for Retirement, a “year of service” means a completed whole year (12 consecutive months); provided that if a Participant who has a termination of employment with the Company by reason of Severance would have attained the aforementioned requirements for Retirement within six months after the Participant’s termination date, then such termination of employment with the Company shall be deemed to be “Retirement.”

(m)
“Severance” means termination of employment with the Company, and qualified for participation in and entitlement to benefits under the McKesson Corporation Severance Pay Plan, in accordance with the terms and conditions of such plan.

OFFICERS

(n)	“Target Award” means the amount specified by the Committee payable to a participant for the Performance Period and payable for achievement at 100%.

EMPLOYEES

FORM OF
McKESSON CORPORATION
STATEMENT OF TERMS AND CONDITIONS
APPLICABLE TO AWARDS MADE TO
CERTAIN EMPLOYEES
PURSUANT TO THE LONG-TERM INCENTIVE PLAN

The following terms and conditions shall apply to awards made under the McKesson Corporation Long-Term Incentive Plan on or after May 24, 2016 to a key executive of the Company (the “Participant”). Capitalized terms used herein are defined in Section 6.

1. Committee Action.

The Target Award is the amount specified by the Committee at the time of making the award. The Committee reserves the right to adjust an individual’s Target Award prior to the date of payment of such award if there is a change in an individual’s duties and/or responsibilities. Notwithstanding any provision of the Plan to the contrary, no amount shall be payable with respect to a Performance Period unless the Committee certifies that it is satisfied that the requirements (performance or otherwise) associated with such payment have been fully met.

2. Performance Measures.

Any payment pursuant to the Target Award shall be contingent upon the Company’s performance during the Performance Period. The final amount to be paid pursuant to the Target Award shall be calculated by determining the percentage, determined with reference to the Performance Chart (with interpolation), and then applying the result to the Target Award (such finally determined amount, the “Actual Award”). The Target Award and the Actual Award may be referred to herein cumulatively as the “Awards.”

The Committee reserves the right to reduce the individual payments determined according to the above formula.

Payment of the Actual Award, if any, shall be made in a lump sum as soon as reasonably practicable following the end of the Performance Period and the Committee’s certification as set forth in Section 1, subject to forfeiture as provided in Section 3 below or acceleration as provided in Section 4 below; provided, however, that the Actual Award shall not be paid later than following the end of the calendar year in which the Performance Period ends, unless as otherwise provided below.

1

EMPLOYEES

3. Effect of a Termination of Employment. Except as provided in Section 4, the following provisions shall apply in the event of the termination of a Participant’s employment with the Company.

(a)	Termination of Employment Prior to Payment of the Actual Award – General Rule

Except as provided in Sections 3(b), 3(c) and 3(d), if the Participant ceases to be a bona fide employee of the Company prior to payment of the Actual Award for any reason, the Participant’s interest in the associated Awards shall be forfeited in its entirety and no amount shall be payable to the Participant with respect to service during the Performance Period.

(b)	Termination of Employment by Reason of Death or Long-Term Disability On or After Completion of One Half of the Performance Period

If the Participant ceases to be a bona fide employee of the Company on or after completion of one half of the Performance Period of a Target Award due to death or Long-Term Disability, the Participant (or the Participant’s Beneficiary, if payment is made on account of the death of the Participant) shall be entitled to receive the following as soon as reasonably practicable after the end of the Performance Period, but prior to the end of the calendar year in which the Performance Period ends:

The pro-rata portion of the Actual Award adjusted by the actual service during the Performance Period; provided, the fraction representing the pro-rata amount shall be applied to the Actual Award, which is based on the actual performance during the Performance Period, and not the Target Award.

(c)	Termination of Employment by Reason of Retirement On or After Completion of the First Year of the Performance Period

If the Participant ceases to be a bona fide employee of the Company on or after completion of the first year of the Performance Period of a Target Award due to Retirement, the Participant shall be entitled to receive the Actual Award associated with such Target Award as soon as reasonably practicable after the end of the Performance Period, but prior to the end of the calendar year in which the Performance Period ends.

2

EMPLOYEES

(d)	Termination of Employment by Reason of Severance

If the Participant ceases to be a bona fide employee of the Company due to Severance, and the Participant’s termination date with the Company is within six months prior to the end of the Performance Period of a Target Award, then the Participant shall be entitled to receive the Actual Award associated with such Target Award as soon as reasonably practicable after the end of the Performance Period, but prior to the end of the calendar year in which the Performance Period ends.

4. Effect of Change in Control.

In the event of the occurrence of a Change in Control prior to the termination of the Participant’s employment with the Company, the Actual Award will be calculated and replaced with an award of restricted cash with a dollar amount equal to the dollar amount of the Actual Award assuming attainment of target performance or actual performance achieved, if greater, as of the Change in Control and with the restrictions on such restricted cash award lapsing at the end of the Performance Period applicable to the Target Award without regard to the Change in Control. In the event that the Participant’s employment is terminated by the Company without Cause or for Retirement, death or Long Term Disability or by the Participant for Good Reason during the vesting period of the restricted cash award, such restricted cash award shall immediately vest and be paid out as follows:

The Participant shall receive a cash payment determined based on the Performance Chart measured through the last full fiscal year completed prior to the employment termination date, and paid as soon as practicable following the employment termination date, but in no event later than the date that is the later of (i) the end of the calendar year or (ii) two and one-half months after such employment termination date.

3

EMPLOYEES

5. Section 409A.

It is the Company’s intent that the Awards under the Plan do not constitute deferred compensation subject to section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”); however, to the extent any amount payable under the Plan, when considered together with any other payments or benefits which may be considered deferred compensation subject to Section 409A (as determined by the Company in its reasonable judgment), would result in the imposition of additional tax under Section 409A if paid on or within six months following such termination of employment, such amount shall instead be paid on the date that follows the date of such termination of employment by six months or such longer time as required to avoid tax liabilities under Section 409A. For purposes of this Statement of Terms and Conditions, “termination of employment” and similar iterations, shall have the same meaning as “Separation from Service” as defined in DCAP III.

6. Definitions.

When capitalized in the text of this Statement of Terms and Conditions the following terms shall have the meaning set forth below:

(a)
“Beneficiary” means the person, persons or entity designated by a Participant in accordance with any procedures established by the Committee to receive any amounts distributable under the Plan in the event of the death of the Participant. If no Beneficiary is designated or if no designated Beneficiary is living when a distribution is to be made, then the Beneficiary shall be the Participant’s current lawful spouse if then living or, if not, the Participant’s estate. A Participant may change or revoke a previous designation of a Beneficiary at any time.

(b)
“Cause” means termination of the Participant’s employment with the Company upon the Participant’s negligent or willful engagement in misconduct which, in the sole determination of the Chief Executive Officer (or his designee), is injurious to the Company, its employees, or its customers.

(c)	“Change in Control” shall have the meaning set forth in Section 6 of the Plan.

(d)	“Committee” means the Compensation Committee of the Board of Directors of the Company.

(e)	“Company” means McKesson Corporation, a Delaware corporation, including its subsidiaries and affiliates.

4

EMPLOYEES

(f)	“DCAP III” means the McKesson Corporation Deferred Compensation Administration Plan III, as amended from time to time.

(g)	“Good Reason” means any of the following actions, if taken without the express written consent of the Participant:

(i)
Any material adverse change by the Company in the Participant’s authorities, duties, or responsibilities, which change would cause the Participant’s position with the Company to become of less dignity, responsibility, importance, or scope from the position and attributes that applied to the Participant immediately prior to the Change in Control;

(ii)
Any significant reduction in the Participant’s base salary immediately prior to the Change in Control, other than a reduction effected as part of an across-the-board reduction affecting all Plan participants;

(iii)	Any material failure by the Company to comply with any of the provisions of an award (or of any employment agreement between the parties) subsequent to a Change in Control; or

(iv)
The Company’s requiring the Participant to be based at any office or location more than 25 miles from the office at which the Participant is based on the date immediately preceding the Change in Control;

provided that the Participant (A) has given written notice to the Board as to the details of the basis for such Good Reason within thirty (30) days following the date on which the Participant alleges the condition giving rise to such Good Reason initially occurs and the Company has failed to provide a reasonable cure within thirty (30) business days after its receipt of such notice and (B) Participant’s Separation from Service occurs within ninety (90) days of the time in which the condition giving rise to such Good Reason initially occurs.

5

EMPLOYEES

(h)
“Long-Term Disability” shall mean a physical or mental condition in respect of which the administrator of the Company’s long-term disability plan has determined that the Participant is eligible to receive income replacement benefits; or, if the Participant is not then a participant in the Company’s long-term disability plan, a physical or mental condition that the administrator of the Company’s long-term disability plan determines would have rendered the Participant eligible to receive income replacement benefits, had the Participant been enrolled in such plan.

(i)	The “Performance Chart” shall be the performance measure(s) and award scale(s), specified by the Committee at the time of making the award.

(j)	“Performance Period” is the period of time, identified by a beginning and end date, specified by the Committee at the time of making the award over which performance is measured.

(k)	“Plan” means the McKesson Corporation Long-Term Incentive Plan, as amended from time to time.

(l)
“Retirement” means termination of employment with the Company (other than due to death, Long-Term Disability or for Cause) at or after age 60 (57, in the case of a participant in the McKesson Corporation 1984 Executive Benefit Retirement Plan) with at least 10 years of service with the Company and designation as a retiree by the Compensation Committee of the Board. For purposes of determining eligibility for Retirement, a “year of service” means a completed whole year (12 consecutive months); provided that if a Participant who has a termination of employment with the Company by reason of Severance would have attained the aforementioned requirements for Retirement within six months after the Participant’s termination date, then such termination of employment with the Company shall be deemed to be “Retirement.”

(m)
“Severance” means termination of employment with the Company, and qualified for participation in and entitlement to benefits under the McKesson Corporation Severance Pay Plan, in accordance with the terms and conditions of such plan.

(n)	“Target Award” means the amount specified by the Committee payable to a participant for the Performance Period and payable for achievement at 100%.

6